                                                                    Exhibit 20.2


(WFS FINANCIAL INC LOGO)


                        WFS FINANCIAL 2003-1 OWNER TRUST
                           Distribution Date Statement
                 for Master Service Report Date of July 31, 2003
                    for Distribution Date of August 20, 2003

===================================================================================================================================
COLLECTIONS

                                                                                                                         DOLLARS

Payments received                                                                                                     49,392,216.07
 Plus / (Less) :
   Net Servicer Advances                                                                                                 (32,493.83)
                                                                                                                      --------------

Total Funds Available for Distribution                                                                                49,359,722.24
                                                                                                                      ==============



DISTRIBUTIONS

 Servicing Fee                                                                               1,246,628.00
 Trustee and Other Fees                                                                          5,823.47
                                                                                             -------------

Total Fee Distribution                                                                                                 1,252,451.47

 Note Interest Distribution Amount - Class A-1                96,552.06
 Note Interest Distribution Amount - Class A-2               391,250.00
 Note Interest Distribution Amount - Class A-3               551,483.33
 Note Interest Distribution Amount - Class A-4               643,900.00
                                                          -------------
                                                           1,683,185.39

 Note Principal Distribution Amount - Class A-1           45,979,851.00
 Note Principal Distribution Amount - Class A-2                    0.00
 Note Principal Distribution Amount - Class A-3                    0.00
 Note Principal Distribution Amount - Class A-4                    0.00
                                                          -------------
                                                          45,979,851.00

Total Class A Interest and Principal Distribution                                                                     47,663,036.39

 Note Interest Distribution Amount - Class B-1               140,568.75
 Note Principal Distribution Amount - Class B-1                    0.00
                                                          -------------

Total Class B Interest and Principal Distribution                                                                        140,568.75

 Note Interest Distribution Amount - Class C-1               180,225.00
 Note Principal Distribution Amount - Class C-1                    0.00
                                                          -------------

Total Class C Interest and Principal Distribution                                                                        180,225.00

 Note Interest Distribution Amount - Class D-1               123,440.63
 Note Principal Distribution Amount - Class D-1                    0.00
                                                          -------------

Total Class D Interest and Principal Distribution                                                                        123,440.63
                                                                                                                      --------------


Total Distributions                                                                                                   49,359,722.24
                                                                                                                      ==============

                        WFS FINANCIAL 2003-1 OWNER TRUST
                           Distribution Date Statement
                 for Master Service Report Date of July 31, 2003
                    for Distribution Date of August 20, 2003

====================================================================================================================================
PORTFOLIO DATA:
                                                                       # of loans
      Beginning Aggregate Principal Balance                              77,428                                  1,196,763,300.65

          Less:Principal Payments                                                         (17,453,933.81)
               Full Prepayments                                          (1,529)          (18,054,148.09)
               Partial Prepayments                                            0                     0.00
               Liquidations                                                (284)           (4,407,887.70)
                                                                                          --------------
                                                                                                                   (39,915,969.60)
                                                                                                                -----------------
      Ending Aggregate Principal Balance                                 75,615                                  1,156,847,331.05
                                                                                                                =================

Ending Outstanding Principal Balance of Notes                                                                    1,118,714,786.75
Overcollateralization Amount                                                                                        38,132,544.30
Overcollateralization Level                                                                                                 3.30%

OTHER RELATED INFORMATION:

Spread Account:

      Beginning Balance                                                                     6,750,000.00
            Deposits                                                                                0.00
            Reductions                                                                              0.00
                                                                                          --------------
      Ending Balance                                                                                                 6,750,000.00

      Beginning Initial Deposit                                                             6,750,000.00
            Repayments                                                                              0.00
                                                                                          --------------
      Ending Initial Deposit                                                                                         6,750,000.00


Modified Accounts:
      Principal Balance                                                                            0.00%                     0.00
      Scheduled Balance                                                                            0.00%                     0.00

Servicer Advances:
      Beginning Unreimbursed Advances                                                       1,112,478.04
      Net Advances                                                                            (32,493.83)
                                                                                          --------------
                                                                                                                     1,079,984.21

Net Charge-Off Data:
      Charge-Offs                                                                           4,740,120.70
      Recoveries                                                                             (804,033.25)
                                                                                          --------------
      Net Charge-Offs                                                                                                3,936,087.45

Delinquencies ( P&I):                                                  # of loans
      30-59 Days                                                          1,060            12,827,373.22
      60-89 Days                                                            329             4,071,906.30
      90-119 Days                                                           101             1,218,426.33
      120 days and over                                                       3                52,529.99

Repossessions                                                               101               908,165.96

Contracts Repurchased (pursuant to Sect. 3.02, 4.07, or
  9.01 of the Sale and Servicing Agreement)                                   0                                              0.00

Cumulative Charge-Off Percentage                                                                                            0.29%

WAC                                                                                                                      11.8054%
WAM                                                                                                                        58.575

==================================================================================================================================

                        WFS FINANCIAL 2003-1 OWNER TRUST
                           Distribution Date Statement
                 for Master Service Report Date of July 31, 2003
                    for Distribution Date of August 20, 2003

===================================================================================================================================
                                         BEGINNING          NOTE MONTHLY                          TOTAL
                   ORIGINAL             OUTSTANDING          PRINCIPAL            PRIOR          PRINCIPAL           PRINCIPAL
                   PRINCIPAL             PRINCIPAL         DISTRIBUTABLE        PRINCIPAL      DISTRIBUTABLE        DISTRIBUTION
CLASSES             BALANCE               BALANCE              AMOUNT           CARRYOVER          AMOUNT              AMOUNT
===================================================================================================================================

  A-1            267,000,000.00         88,444,637.75      45,979,851.00            0.00      45,979,851.00        45,979,851.00


  A-2            313,000,000.00        313,000,000.00               0.00            0.00               0.00                 0.00


  A-3            326,000,000.00        326,000,000.00               0.00            0.00               0.00                 0.00


  A-4            282,000,000.00        282,000,000.00               0.00            0.00               0.00                 0.00


  B-1             57,375,000.00         57,375,000.00               0.00            0.00               0.00                 0.00


  C-1             60,750,000.00         60,750,000.00               0.00            0.00               0.00                 0.00


  D-1             37,125,000.00         37,125,000.00               0.00            0.00               0.00                 0.00


===================================================================================================================================

  TOTAL        1,343,250,000.00      1,164,694,637.75      45,979,851.00            0.00      45,979,851.00        45,979,851.00

===================================================================================================================================


==========================================================================
                                     REMAINING                  TOTAL
                    CURRENT          OUTSTANDING               PRINCIPAL
                   PRINCIPAL          PRINCIPAL              AND INTEREST
CLASSES            CARRYOVER           BALANCE               DISTRIBUTION
==========================================================================

  A-1                  0.00          42,464,786.75          46,076,403.06


  A-2                  0.00         313,000,000.00             391,250.00


  A-3                  0.00         326,000,000.00             551,483.33


  A-4                  0.00         282,000,000.00             643,900.00


  B-1                  0.00          57,375,000.00             140,568.75


  C-1                  0.00          60,750,000.00             180,225.00


  D-1                  0.00          37,125,000.00             123,440.63


==========================================================================

  TOTAL                0.00       1,118,714,786.75          48,107,270.77

==========================================================================


===================================================================================================================================
                                          NOTE MONTHLY                          TOTAL
                                           INTEREST              PRIOR         INTEREST          INTEREST                CURRENT
 NOTE           INTEREST                 DISTRIBUTABLE          INTEREST     DISTRIBUTABLE     DISTRIBUTION             INTEREST
CLASSES           RATE                      AMOUNT              CARRYOVER        AMOUNT            AMOUNT               CARRYOVER
===================================================================================================================================
  A-1           1.31000%                    96,552.06               0.00       96,552.06          96,552.06                 0.00

  A-2           1.50000%                   391,250.00               0.00      391,250.00         391,250.00                 0.00

  A-3           2.03000%                   551,483.33               0.00      551,483.33         551,483.33                 0.00

  A-4           2.74000%                   643,900.00               0.00      643,900.00         643,900.00                 0.00

  B-1           2.94000%                   140,568.75               0.00      140,568.75         140,568.75                 0.00

  C-1           3.56000%                   180,225.00               0.00      180,225.00         180,225.00                 0.00

  D-1           3.99000%                   123,440.63               0.00      123,440.63         123,440.63                 0.00





===================================================================================================================================

  TOTAL                                  2,127,419.77               0.00    2,127,419.77       2,127,419.77                 0.00

===================================================================================================================================


===========================================================================

                                          DEFICIENCY                POLICY
 NOTE                                        CLAIM                   CLAIM
CLASSES                                      AMOUNT                  AMOUNT
===========================================================================
  A-1                                          0.00                   0.00

  A-2                                          0.00                   0.00

  A-3                                          0.00                   0.00

  A-4                                          0.00                   0.00

  B-1                                          0.00                   0.00

  C-1                                          0.00                   0.00

  D-1                                          0.00                   0.00

                ===========================================================

                                    Note Percentage            100.000000%

                             Certificate Percentage              0.000000%

===========================================================================

                        WFS FINANCIAL 2003-1 OWNER TRUST
                              Officer's Certificate
                 for Master Service Report Date of July 31, 2003
                    for Distribution Date of August 20, 2003

===============================================================================




Detailed Reporting

      See Schedule F

WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of July 31, 2003 and were performed in conformity with the Sale and Servicing Agreement dated February 1, 2003.










                                       -------------------------------------
                                       Susan Tyner
                                       Vice President
                                       Assistant Controller








                                       -------------------------------------
                                       Lori Bice
                                       Assistant Vice President
                                       Director of Technical Accounting

===============================================================================